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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2005

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-10031                 22-2465204
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  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)

                     1615 West Chester Pike
                           Suite 200
                        West Chester, PA                         19382-6223
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            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (484) 947-2000

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On May 12, 2005, Nobel Learning Communities, Inc. (the "Registrant") issued a press release announcing its financial results and certain other information related to its third fiscal quarter of 2005 ended April 2, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended.

Item 9.01. Exhibits.

Exhibit 99.1 Press Release dated May 12, 2005 announcing financial results and certain other information related to the Registrant's third fiscal quarter of 2005 ended April 2, 2005.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NOBEL LEARNING COMMUNITIES, INC.

Date:  May 12, 2005                             By: /s/ Thomas Frank
                                                    ----------------------------
                                                    Thomas Frank
                                                    Chief Financial Officer

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                                  Exhibit Index

Exhibit No.    Description
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Exhibit 99.1   Press Release dated May 12, 2005 announcing financial results and certain other information related to the Registrant's third fiscal quarter of 2005 ended April 2, 2005.